[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                    VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 27, 2003

FUND MANAGERS
Effective August 4, 2003, Christopher M. Ryon has assumed the role of Fund Manager for Vanguard Massachusetts Tax-Exempt Fund. The Fund's investment objective, strategies, and policies remain unchanged.

The Plain Talk(R) titled "The Funds' Adviser" is replaced with the following:

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985; has managed bond funds since 1988; and has managed Vanguard Massachusetts Tax-Exempt Fund since 2003. Education: B.S., Villanova University; M.B.A., Drexel University.



















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Vanguard Marketing Corporation, Distributor.                        PS168 082003